Clever Leaves Announces Wind-Down of Portugal Operations as Part of Ongoing Restructuring Initiatives Company to Concentrate All Cannabinoid Cultivation and Production Operations in Colombia to Leverage Existing Operational Efficiencies Operational Transition Expected to Generate Approximately $7 Million in Cost Savings by Year-End 2023 TOCANCIPÁ, COLOMBIA, January 23, 2023 – Clever Leaves Holdings Inc. (Nasdaq: CLVR, CLVRW) (“Clever Leaves” or the “Company”), a leading multinational operator and licensed producer of pharmaceutical- grade cannabinoids, is announcing the wind-down of all operations in Portugal as part of its ongoing restructuring initiatives. Under this restructuring plan, the Company expects its Portuguese flower cultivation, post-harvest processes, and manufacturing activities to cease in full by the end of the first quarter of 2023. “By exclusively cultivating and producing our cannabinoid products in Colombia, we aim to leverage our existing cost efficiencies in the country as we ramp our dry flower offering,” said Andres Fajardo, CEO of Clever Leaves. “We believe this transition will allow us to optimize our production infrastructure and drive increased cost savings, positioning us to compete more effectively in the global medicinal cannabis market. Although our decision was extremely difficult, we believe it is in the best interests of the Company, since it positions us more effectively to satisfy our customers’ requirements. Additionally, we plan to incorporate the substantial learnings from our work in Portugal to enhance the success of our Colombian operations. “This next phase of our restructuring work builds upon the progress we have made with improving our cost structure and capital efficiency throughout 2022. We look forward to building upon our sustainable competitive advantages in Colombia and progressing further into 2023 as a leaner, more agile multinational operator.” Colombia Cultivation Transition and Flower Strategy Clever Leaves is currently winding down its agricultural production in Portugal, with flower cultivation expected to cease in full by the end of the first quarter of 2023. Beginning in the second quarter of 2023, the Company will solely cultivate its flower strains in its Colombian greenhouses, where preparations for dry flower exports have been underway for the past 18 months. Clever Leaves believes it remains on track to commence sales of dry flower from Colombia later this quarter, and it has begun the process of transitioning its flower production to Colombia for current customers. The Company’s Colombian operations span over 1.8 million square feet of fully built-out cultivation capacity, with EU-GMP certifications for the production of both cannabis extracts and dry flower. The Company believes Colombia’s low labor costs and optimal agricultural climate give Clever Leaves a critically important competitive advantage, which allows the Company to provide its customers cost-efficient, environmentally sustainable production processes.

In addition, the Company’s Colombian operations house a genetic discovery and development platform, comprised of both outside strains from major cannabis brands and in-house developed products. The Company expects that the successful output from this discovery program will expand further as Clever Leaves accelerates its dry flower production. Fajardo continued: “We believe we are well-positioned to ramp quickly in Colombia to serve our global customer base, while maintaining our focus on growing the most premium and commercially viable flower strains. Our expansive, fully built-out production capacity gives us significant scale to meet customer demand, and our EU-GMP certifications facilitate multiple pathways to our key international markets. “We are working swiftly to refine and expand our flower portfolio to the specifications of our target markets. We aim to use our learnings from our Portuguese flower cultivation and our existing Colombian production efficiencies to build our flower capabilities and further complement our extract business.” Restructuring Costs and Expected Savings On January 17, 2023, Clever Leaves’ board of directors authorized a restructuring plan that is designed to improve operating margin and support the Company’s growth, scale, and profitability objectives. In conjunction with its restructuring plan and wind-down in Portugal, the Company announced a collective dismissal of 63 employees associated with its Portuguese operations. Clever Leaves expects to incur total charges of approximately $19 million to $21 million in the fourth quarter of 2022 related to its operational closure in Portugal, inclusive of the following expenses: • Approximately $0.7 million to $0.9 million related to severance and employee benefits; • Approximately $12 million to $13 million related to real estate and equipment exit costs, consisting of lease impairment, as well as property and equipment abandonment charges; and • Approximately $6 million to $7 million related to the write-off of inventories that will not be sold. Of the foregoing $19 million to $21 million in estimated charges, approximately $1.5 million to $2.0 million are expected to be cash expenditures with the balance being non-cash write-offs of prior investments. Taken together, the operational transition and workforce reduction initiatives are expected to generate approximately $7 million in savings by year-end 2023, compared to 2022. Fajardo concluded: “We are grateful for our affected team members and their contributions to Clever Leaves. While the decision to reduce our workforce was a very difficult one, it is an important extension of our ongoing work to align our expense base with our current revenue profile and improve our operating leverage over time. We expect our operational transition to drive significant long-term savings for the benefit of our customers and shareholders as we make progress towards profitability.” The Company expects to provide its 2023 outlook during its 2022 year-end earnings call in March 2023. The charges that Clever Leaves expects to incur are subject to a number of assumptions, and actual expenses may differ from the estimates disclosed above. About Clever Leaves Holdings Inc. Clever Leaves is a leading multinational operator and licensed producer of pharmaceutical-grade cannabinoids. Its operations in Colombia produce cannabinoid active pharmaceutical ingredients (API)

and finished products in flower and extract form to a growing base of B2B customers around the globe. Clever Leaves aims to disrupt the traditional cannabis production industry by leveraging environmentally sustainable, ESG-friendly, industrial-scale and low-cost production methods, with the world’s most stringent pharmaceutical quality certifications. We announce material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, and our website (https://cleverleaves.com). We use these channels, as well as social media, including our Twitter account (@clever_leaves), and our LinkedIn page (https://www.linkedin.com/company/clever-leaves), to communicate with investors and the public about our Company, our products, and other matters. Therefore, we encourage investors, the media, and others interested in our Company to review the information we make public in these locations, as such information could be deemed to be material information. Information on or that can be accessed through our websites or these social media channels is not part of this release, and references to our website addresses and social media channels are inactive textual references only. Forward-Looking Statements This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “pipeline,” “plan,” “predict,” “potential,” “projected,” “seek,” “seem,” “should,” “will,” “would” and similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements, including statements relating to the Company’s wind-down of its operations in Portugal and the expected costs and cost savings of such wind-down, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that may affect actual results or the achievability of the Company’s expectations include, but are not limited to: (i) expectations with respect to future operating and financial performance and growth, including if or when Clever Leaves will become profitable; (ii) Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals (including its goals in its key markets); (iii) Clever Leaves’ ability to capitalize on expected market opportunities, including the timing and extent to which cannabis is legalized in various jurisdictions; (iv) expectations with respect to restructuring costs and savings, including in connection with the wind-down of the Company’s Portugal operations (v) global economic and business conditions, including economic sanctions against Russia and their effects on the global economy; (vi) geopolitical events (including the ongoing military conflict between Russia and Ukraine), natural disasters, acts of God and pandemics, including the economic and operational disruptions and other effects of COVID-19 such as the global supply chain crisis, travel restrictions, delays or disruptions to physical shipments (including outright bans on imported products), delays in issuing licenses and permits, delays in hiring necessary personnel to carry out sales, cultivation and other tasks, and financial pressures upon Clever Leaves and its customers; (vii) regulatory developments in key markets for the Company's products, including international regulatory agency coordination and increased quality standards imposed by certain health regulatory agencies, and failure to otherwise comply with laws and regulations; (viii) uncertainty with respect to the requirements applicable to certain cannabis products as well as the permissibility of sample shipments, and other risks and uncertainties; (ix) consumer, legislative, and regulatory sentiment or perception regarding Clever Leaves’ products; (x) lack of regulatory approval and market acceptance of Clever Leaves’ new products which may impede its ability to successfully commercialize its CBD brand in the United States; (xi) the extent to which Clever Leaves’ is able to monetize its existing THC market quota within Colombia; (xii)

demand for Clever Leaves’ products and Clever Leaves’ ability to meet demand for its products and negotiate agreements with existing and new customers, including the sales agreements identified as a part of the Company’s 2022 strategic growth objectives; (xiii) developing product enhancements and formulations with commercial value and appeal; (xiv) product liability claims exposure; (xv) lack of a history and experience operating a business on a large scale and across multiple jurisdictions; (xvi) limited experience operating as a public company; (xvii) changes in currency exchange rates and interest rates; (xviii) weather and agricultural conditions and their impact on the Company’s cultivation and construction plans; (xix) Clever Leaves’ ability to hire and retain skilled personnel in the jurisdictions where it operates; (xx) Clever Leaves’ rapid growth, including growth in personnel; (xxi) Clever Leaves’ ability to remediate a material weakness in its internal control cover financial reporting and to develop and maintain effective internal and disclosure controls; (xxii) potential litigation; and (xxiii) access to additional financing. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Clever Leaves’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Clever Leaves and attributable to Clever Leaves or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clever Leaves expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Clever Leaves Investor Inquiries: Cody Slach or Jackie Keshner Gateway Group, Inc. +1-949-574-3860 CLVR@gatewayir.com Clever Leaves Press Contacts: Rich DiGregorio KCSA Strategic Communications +1-856-889-7351 cleverleaves@kcsa.com Clever Leaves Commercial Inquiries: Andrew Miller Vice President Sales - EMEA, North America, and Asia-Pacific +1-416-817-1336 andrew.miller@cleverleaves.com